EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AS AMENDED

In connection with the Quarterly Report of Elsinore Services Inc. (the "Company") on Form 10-Q for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Arne Dunhem, President and Chief Executive Officer of the Company, do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of my knowledge:

(1)           The Report fully complies with the reporting requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2012	Signed:	/s/ Arne Dunhem
Arne Dunhem President and Chief Executive Officer